Second Quarter 2025 Conference Call

Safe Harbor 2 This presentation contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements reflect the current views of First Western Financial, Inc.’s (“First Western”) management with respect to, among other things, future events and First Western’s financial performance. These statements are often, but not always, made through the use of words or phrases such as “may,” “should,” “could,” “predict,” “potential,” “believe,” “will likely result,” “expect,” “continue,” “will,” “anticipate,” “seek,” “estimate,” “intend,” “plan,” “position,” “project,” “future” “forecast,” “goal,” “target,” “would” and “outlook,” or the negative variations of those words or other comparable words of a future or forward-looking nature. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about First Western’s industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond First Western’s control. Accordingly, First Western cautions you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions and uncertainties that are difficult to predict. Although First Western believes that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. The following risks and uncertainties, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements: the risk of geographic concentration in Colorado, Arizona, Wyoming, California, and Montana; the risk of changes in the economy affecting real estate values and liquidity; the risk in our ability to continue to originate residential real estate loans and sell such loans; risks specific to commercial loans and borrowers; the risk of claims and litigation pertaining to our fiduciary responsibilities; the risk of changes in interest rates could reduce our net interest margins and net interest income; increased credit risk, including as a result of deterioration in economic conditions, could require us to increase our allowance for credit losses and could have a material adverse effect on our results of operations and financial condition; the risk in our ability to maintain a strong core deposit base or other low-cost funding sources. Additional information regarding these and other risks and uncertainties to which our business and future financial performance are subject is contained in our Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission (“SEC”) on March 7, 2025 and other documents we file with the SEC from time to time. All subsequent written and oral forward-looking statements attributable to First Western or persons acting on First Western’s behalf are expressly qualified in their entirety by this paragraph. Forward-looking statements speak only as of the date of this presentation. First Western undertakes no obligation to publicly update or otherwise revise any forward-looking statements, whether as a result of new information, future events or otherwise (except as required by law). This presentation contains certain non-GAAP financial measures intended to supplement, not substitute for, comparable GAAP measures. Reconciliations of non-GAAP financial measures to GAAP financial measures are provided at the end of this presentation. Numbers in the presentation may not sum due to rounding. Our common stock is not a deposit or savings account. Our common stock is not insured by the Federal Deposit Insurance Corporation or any governmental agency or instrumentality. Except as otherwise indicated, this presentation speaks as of the date hereof. The delivery of this presentation shall not, under any circumstances, create any implication that there has been no change in the affairs of the Company after the date hereof.

157 180 196 164 166 168 62 94 111 154 161 132 122 125 129 76 78 86 255 255 255 Chart color Table color Special Headlines Slide Headlines / Text on light background Primary Colors Secondary Colors Primary Background / Call Out Boxes / Text on dark background Chart color Table Color Tertiary Colors Chart color Table Color Chart Color Chart Color Approved Fonts AaBbCc 123 Lora (bold) Slide Headlines / Special Headlines AaBbCc 123 Lato(regular, bold, italics) Body Copy / Subheadings / Small Text Descriptions Overview of 2Q25 2Q25 Earnings • Net income available to common shareholders of $2.5 million or $0.26 per diluted share • Net interest income increased $0.4 million from $17.5 million in the prior quarter to $17.9 million • Positive trends in a number of key areas Continued Execution on Strategic Priorities • Continued priority on prudent risk management and conservative approach to new loan production with the contribution of new banking talent helping to drive solid loan production • Continued disciplined expense management • Generally stable asset quality Positive Trends in Key Metrics • Further increase in tangible book value per share • Improvement in net interest margin from prior quarter due to redeployment of cash generated from sale of OREO properties into new loan production and security purchases • Growth in mortgage banking revenue resulting from higher volumes due to contribution of new MLOs 3

157 180 196 164 166 168 62 94 111 154 161 132 122 125 129 76 78 86 255 255 255 Chart color Table color Special Headlines Slide Headlines / Text on light background Primary Colors Secondary Colors Primary Background / Call Out Boxes / Text on dark background Chart color Table Color Tertiary Colors Chart color Table Color Chart Color Chart Color Approved Fonts AaBbCc 123 Lora (bold) Slide Headlines / Special Headlines AaBbCc 123 Lato(regular, bold, italics) Body Copy / Subheadings / Small Text Descriptions 4 Net Income Available to Common Shareholders and Earnings per Share • Net income of $2.5 million, or $0.26 diluted earnings per share, in 2Q25 • Tangible book value per share(1) increased 0.9% to $23.39 • Quarter-over-quarter earnings were impacted by a $1.7 million pre-tax increase in provision and a one- time $0.5 million pre-tax gain on OREO in 1Q25 Net Income Available to Common Shareholders Diluted Earnings per Share $1,076 $2,134 $2,748 $4,185 $2,503 2Q24 3Q24 4Q24 1Q25 2Q25 $0 $1,000 $2,000 $3,000 $4,000 $5,000 $0.11 $0.22 $0.28 $0.43 $0.26 2Q24 3Q24 4Q24 1Q25 2Q25 $— $0.10 $0.20 $0.30 $0.40 $0.50 (1) See Non-GAAP reconciliation within the appendix

157 180 196 164 166 168 62 94 111 154 161 132 122 125 129 76 78 86 255 255 255 Chart color Table color Special Headlines Slide Headlines / Text on light background Primary Colors Secondary Colors Primary Background / Call Out Boxes / Text on dark background Chart color Table Color Tertiary Colors Chart color Table Color Chart Color Chart Color Approved Fonts AaBbCc 123 Lora (bold) Slide Headlines / Special Headlines AaBbCc 123 Lato (regular, bold, italics) Body Copy / Subheadings / Small Text Descriptions 5 Loan Portfolio • Total loans held for investment increased $114.4 million from prior quarter due to strong loan production • New loan production well diversified across markets and loan types • New loan production in 2Q25 of $166.9 million with a focus on relationship-based lending • Average rate on new loan production was 6.35%. Excluding $52 million of production secured by trust and investment management assets, new production yield was 6.67%, which was higher than average rate of loans paying off 2Q24 1Q25 2Q25 Cash, Securities and Other $ 143,720 $ 101,078 $ 161,725 Consumer and Other 15,645 16,688 15,778 Construction and Development 309,146 291,133 255,870 1-4 Family Residential 904,569 971,179 1,012,662 Non-Owner Occupied CRE 609,790 636,820 655,954 Owner Occupied CRE 189,353 182,417 196,692 Commercial and Industrial 277,973 223,197 239,278 Total $ 2,450,196 $ 2,422,512 $ 2,537,959 Loans accounted for at fair value(2) 10,494 6,280 5,235 Total Loans HFI $ 2,460,690 $ 2,428,792 $ 2,543,194 Mortgage loans held for sale 26,856 10,557 24,151 Total Loans $ 2,487,546 $ 2,439,349 $ 2,567,345 (1) Represents unpaid principal balance. Excludes deferred (fees) costs and unamortized premium/ (unaccreted discount). (2) Excludes fair value adjustments on loans accounted for under the fair value option. ($ in thousands, as of quarter end) Loan Portfolio Composition(1) Loan Portfolio Details Loan Production & Loan Payoffs Total Loans(1) $2,476 $2,458 $2,421 $2,428 $2,468 $2,439 $2,567 2Q24 3Q24 4Q24 1Q25 2Q25 1Q25 2Q25 $1,000 $1,500 $2,000 $2,500 $3,000 Average Period End $49.5 $82.8 $93.5 $70.8 $166.9 $100.3 $153.8 $97.1 $71.6 $122.6 Production Loan Payoffs 2Q24 3Q24 4Q24 1Q25 2Q25 $0 $50 $100 $150 $200 ($ in millions) ($ in millions, as of quarter end)

157 180 196 164 166 168 62 94 111 154 161 132 122 125 129 76 78 86 255 255 255 Chart color Table color Special Headlines Slide Headlines / Text on light background Primary Colors Secondary Colors Primary Background / Call Out Boxes / Text on dark background Chart color Table Color Tertiary Colors Chart color Table Color Chart Color Chart Color Approved Fonts AaBbCc 123 Lora (bold) Slide Headlines / Special Headlines AaBbCc 123 Lato (regular, bold, italics) Body Copy / Subheadings / Small Text Descriptions 6 Total Deposits • Total deposits increased 0.4% from $2.52 billion in 1Q25 to $2.53 billion in 2Q25 • Noninterest-bearing deposits decreased 11.7% from $410 million in 1Q25 to $362 million in 2Q25 primarily due to seasonal outflow for tax payments and operating account fluctuations • Interest-bearing deposits increased 2.8% from $2.11 billion in 1Q25 to $2.17 billion in 2Q25 primarily driven by growth in money market and time deposit accounts 2Q24 1Q25 2Q25 Money market deposit accounts $ 1,342,753 $ 1,566,737 $ 1,632,997 Time deposits 519,597 379,533 397,006 Interest checking accounts 135,759 144,980 123,967 Savings accounts 16,081 14,451 13,503 Noninterest-bearing accounts 396,702 409,696 361,656 Total Deposits $ 2,410,892 $ 2,515,397 $ 2,529,129 Deposit Portfolio Composition Total Deposits $2,414 $2,403 $2,499 $2,454 $2,400 $2,515 $2,529 2Q24 3Q24 4Q24 1Q25 2Q25 1Q25 2Q25 $1,000 $1,500 $2,000 $2,500 $3,000 Average Period End ($ in millions, as of quarter end)($ in thousands, as of quarter end)

157 180 196 164 166 168 62 94 111 154 161 132 122 125 129 76 78 86 255 255 255 Chart color Table color Special Headlines Slide Headlines / Text on light background Primary Colors Secondary Colors Primary Background / Call Out Boxes / Text on dark background Chart color Table Color Tertiary Colors Chart color Table Color Chart Color Chart Color Approved Fonts AaBbCc 123 Lora (bold) Slide Headlines / Special Headlines AaBbCc 123 Lato (regular, bold, italics) Body Copy / Subheadings / Small Text Descriptions 7 Trust and Investment Management • Total assets under management increased $320 million, or 4.5%, during the quarter to $7.50 billion • The increase in AUM from 1Q25 was primarily driven by improving market conditions • Compared to 2Q24, total AUM increased 6.9% from $7.01 billion ($ in millions, as of quarter end) Total Assets Under Management $7,012 $7,466 $7,321 $7,177 $7,497 Investment Agency Managed Trust 401(k)/Retirement Directed Trust Custody 2Q24 3Q24 4Q24 1Q25 2Q25 $— $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 $7,000 $8,000

157 180 196 164 166 168 62 94 111 154 161 132 122 125 129 76 78 86 255 255 255 Chart color Table color Special Headlines Slide Headlines / Text on light background Primary Colors Secondary Colors Primary Background / Call Out Boxes / Text on dark background Chart color Table Color Tertiary Colors Chart color Table Color Chart Color Chart Color Approved Fonts AaBbCc 123 Lora (bold) Slide Headlines / Special Headlines AaBbCc 123 Lato (regular, bold, italics) Body Copy / Subheadings / Small Text Descriptions (1) See Non-GAAP reconciliation within the appendix Gross Revenue Gross Revenue(1) Gross Revenue(1) 8 $23.1 $22.7 $23.8 $24.6 $24.2 Wealth Management Mortgage 2Q24 3Q24 4Q24 1Q25 2Q25 $— $5.0 $10.0 $15.0 $20.0 $25.0 $30.0 $35.0 • Gross revenue(1) decreased 1.6% from prior quarter • Net interest income increased 2.3% from prior quarter primarily driven by net interest margin expansion • Non-interest income decreased $1.0 million from prior quarter driven primarily by one-time items positively impacting prior quarter, partially offset by an increase in Net gain on mortgage loans Non-interest Income $6,305 26.1% Net Interest Income $17,884 73.9% ($ in thousands) ($ in millions)

157 180 196 164 166 168 62 94 111 154 161 132 122 125 129 76 78 86 255 255 255 Chart color Table color Special Headlines Slide Headlines / Text on light background Primary Colors Secondary Colors Primary Background / Call Out Boxes / Text on dark background Chart color Table Color Tertiary Colors Chart color Table Color Chart Color Chart Color Approved Fonts AaBbCc 123 Lora (bold) Slide Headlines / Special Headlines AaBbCc 123 Lato (regular, bold, italics) Body Copy / Subheadings / Small Text Descriptions 9 Net Interest Income and Net Interest Margin • Net interest income increased $0.4 million, or 2.3%, from $17.5 million in 1Q25 to $17.9 million, primarily driven by a 6 basis point increase in net interest margin • Net interest margin increased 6 basis points during the quarter from 2.61% in 1Q25 to 2.67% in 2Q25, primarily due to a decrease in cost of deposits and increase in interest-earning assets yield • The decrease in cost of deposits was primarily due to lower rates on time deposits and the increase in interest-earning assets yield was primarily due to an improved mix in average interest-earning asset balances • Both Net interest income and net interest margin increased for the third consecutive quarter Net Interest Income Net Interest Margin $15,778 $15,568 $16,908 $17,453 $17,884 2Q24 3Q24 4Q24 1Q25 2Q25 $— $5,000 $10,000 $15,000 $20,000 $25,000 2.35% 2.32% 2.45% 2.61% 2.67% 2Q24 3Q24 4Q24 1Q25 2Q25 —% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% ($ in thousands)

157 180 196 164 166 168 62 94 111 154 161 132 122 125 129 76 78 86 255 255 255 Chart color Table color Special Headlines Slide Headlines / Text on light background Primary Colors Secondary Colors Primary Background / Call Out Boxes / Text on dark background Chart color Table Color Tertiary Colors Chart color Table Color Chart Color Chart Color Approved Fonts AaBbCc 123 Lora (bold) Slide Headlines / Special Headlines AaBbCc 123 Lato (regular, bold, italics) Body Copy / Subheadings / Small Text Descriptions 10 Non-Interest Income • Non-interest income decreased $1.0 million to $6.3 million from prior quarter driven by one-time items that positively impacted the prior quarter, partially offset by an increase in Net gain on mortgage loans • One-time items in 1Q25 included a gain on OREO of $0.5 million as well as a gain on LHFS of $0.2 million • Addition of MLOs led to higher level of mortgage production and contributed to an increase in Net gain on mortgage loans of $0.1 million in 2Q25 • Trust and investment management fee decline primarily driven by a mix-shift in AUM to lower fee product categories Total Non-Interest Income Trust and Investment Management Fees $6,972 $6,972 $6,459 $7,345 $6,305 Trust and Investment Management Fees Bank Fees Net Gain on Mortgage Loans Net gain on OREO Risk Management and Insurance Fees Other 2Q24 3Q24 4Q24 1Q25 2Q25 $(2,000) $— $2,000 $4,000 $6,000 $8,000 $10,000 $4,875 $4,728 $4,660 $4,677 $4,512 2Q24 3Q24 4Q24 1Q25 2Q25 $— $2,000 $4,000 $6,000 ($ in thousands) ($ in thousands)

157 180 196 164 166 168 62 94 111 154 161 132 122 125 129 76 78 86 255 255 255 Chart color Table color Special Headlines Slide Headlines / Text on light background Primary Colors Secondary Colors Primary Background / Call Out Boxes / Text on dark background Chart color Table Color Tertiary Colors Chart color Table Color Chart Color Chart Color Approved Fonts AaBbCc 123 Lora (bold) Slide Headlines / Special Headlines AaBbCc 123 Lato (regular, bold, italics) Body Copy / Subheadings / Small Text Descriptions 11 Non-Interest Expense and Efficiency Ratio • Non-interest expense decreased to $19.1 million from $19.4 million in the first quarter of 2025, primarily driven by a decrease in Salaries and employee benefits expense • Non-interest expense increased $0.1 million, or 0.52% from $19.0 million in the second quarter of 2024 in spite of ongoing inflationary pressures • The efficiency ratio improved in the quarter from 79.16% as of 1Q25 to 78.83% as of 2Q25 • The efficiency ratio improved 3.42% from 82.25% as of 2Q24 (1) See Non-GAAP reconciliation within the appendix Adjusted Non-Interest Expense(1) Operating Efficiency Ratio(1) (1) (1) (1) $18,972 $19,333 $19,205 $19,441 $19,046 2Q24 3Q24 4Q24 1Q25 2Q25 $— $5,000 $10,000 $15,000 $20,000 $25,000 82.25% 84.98% 80.74% 79.16% 78.83% 2Q24 3Q24 4Q24 1Q25 2Q25 —% 20.00% 40.00% 60.00% 80.00% 100.00% ($ in thousands)

157 180 196 164 166 168 62 94 111 154 161 132 122 125 129 76 78 86 255 255 255 Chart color Table color Special Headlines Slide Headlines / Text on light background Primary Colors Secondary Colors Primary Background / Call Out Boxes / Text on dark background Chart color Table Color Tertiary Colors Chart color Table Color Chart Color Chart Color Approved Fonts AaBbCc 123 Lora (bold) Slide Headlines / Special Headlines AaBbCc 123 Lato (regular, bold, italics) Body Copy / Subheadings / Small Text Descriptions 12 Asset Quality • Slight increase in NPLs and NPAs due to the addition of one credit relationship that is an active workout and secured by a residential real estate asset, business assets, and a personal guarantee • Modest amount of NCOs during the quarter • Provision expense of $1.8 million during 2Q25 was primarily driven by loan production and NCOs • ACL/Total Loans increased from 0.74% in 1Q25 to 0.75% in 2Q25 Non-Performing Assets/Total Assets Net Charge-Offs (Recoveries)/Average Loans 1.68% 1.79% 1.68% 0.59% 0.62% 2Q24 3Q24 4Q24 1Q25 2Q25 —% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 1.40% 1.60% 1.80% 2.00% 2.20% —% 0.38% (0.01)% 0.02% 0.03% 2Q24 3Q24 4Q24 1Q25 2Q25 (0.10)% —% 0.10% 0.20% 0.30% 0.40% 0.50% 0.60%

157 180 196 164 166 168 62 94 111 154 161 132 122 125 129 76 78 86 255 255 255 Chart color Table color Special Headlines Slide Headlines / Text on light background Primary Colors Secondary Colors Primary Background / Call Out Boxes / Text on dark background Chart color Table Color Tertiary Colors Chart color Table Color Chart Color Chart Color Approved Fonts AaBbCc 123 Lora (bold) Slide Headlines / Special Headlines AaBbCc 123 Lato (regular, bold, italics) Body Copy / Subheadings / Small Text Descriptions 13 Near Term Outlook • First Western's markets continue to perform well and the strength of our balance sheet and franchise provides opportunities to capitalize on market disruption and challenges being faced by competing banks to add new clients and banking talent • Loan and deposit pipelines remain strong and should continue to result in solid balance sheet growth in the second half of the year • Positive trends expected to continue ◦ Solid loan and deposit growth ◦ Continued expansion in net interest margin ◦ More robust business development activities in Wealth Management business ◦ Higher level of mortgage production resulting from addition of MLOs ◦ More operating leverage resulting from disciplined expense control • Positive trends in key areas expected to continue, which should result in steady improvement in financial performance and further value being created for shareholders

Appendix 14

157 180 196 164 166 168 62 94 111 154 161 132 122 125 129 76 78 86 255 255 255 Chart color Table color Special Headlines Slide Headlines / Text on light background Primary Colors Secondary Colors Primary Background / Call Out Boxes / Text on dark background Chart color Table Color Tertiary Colors Chart color Table Color Chart Color Chart Color Approved Fonts AaBbCc 123 Lora (bold) Slide Headlines / Special Headlines AaBbCc 123 Lato (regular, bold, italics) Body Copy / Subheadings / Small Text Descriptions 15 Capital and Liquidity Overview Liquidity Funding Sources (as of 06/30/25) (1) See Non-GAAP reconciliation within the appendix (2) Based on internal policy guidelines Consolidated Capital Ratios (as of 06/30/25) Tangible Common Equity / TBV per Share(1) ($ in thousands) Liquidity Reserves: Total Available Cash $ 230,397 Unpledged Investment Securities 65,214 Borrowed Funds: Secured: FHLB Available 370,958 FRB Available 26,009 Other: Brokered Remaining Capacity 220,708 Unsecured: Credit Lines 29,000 Total Liquidity Funding Sources $ 942,286 Loan-to-Deposit Ratio 100.4% 9.96% 9.96% 12.67% 8.31% Tier 1 Capital to Risk- Weighted Assets CET1 to Risk- Weighted Assets Total Capital to Risk- Weighted Assets Tier 1 Capital to Average Assets —% 2.00% 4.00% 6.00% 8.00% 10.00% 12.00% 14.00% (2) (TCE $ in thousands) $130,704 $187,139 $208,760 $210,884 $213,731 $215,134 $217,147 $220,695 $224,979 $227,323 $16.44 $19.87 $21.99 $22.01 $22.21 $22.27 $22.47 $22.83 $23.18 $23.39 TCE TBV/Share 4Q20 4Q21 4Q22 4Q23 1Q24 2Q24 3Q24 4Q24 1Q25 2Q25 $— $40,000 $80,000 $120,000 $160,000 $200,000 $240,000 $— $4 $8 $12 $16 $20 $24

157 180 196 164 166 168 62 94 111 154 161 132 122 125 129 76 78 86 255 255 255 Chart color Table color Special Headlines Slide Headlines / Text on light background Primary Colors Secondary Colors Primary Background / Call Out Boxes / Text on dark background Chart color Table Color Tertiary Colors Chart color Table Color Chart Color Chart Color Approved Fonts AaBbCc 123 Lora (bold) Slide Headlines / Special Headlines AaBbCc 123 Lato (regular, bold, italics) Body Copy / Subheadings / Small Text Descriptions 16 Non-GAAP Reconciliation Consolidated Tangible Common Book Value Per Share (Dollars in thousands) June 30, 2024 September 30, 2024 December 31, 2024 March 31, 2025 June 30, 2025 Total shareholders' equity $ 246,875 $ 248,831 $ 252,322 $ 256,555 $ 258,847 Goodwill and other intangibles, net 31,741 31,684 31,627 31,576 31,524 Tangible common equity $ 215,134 $ 217,147 $ 220,695 $ 224,979 $ 227,323 Common shares outstanding, end of period 9,660,549 9,664,101 9,667,142 9,704,320 9,717,922 Tangible common book value per share $ 22.27 $ 22.47 $ 22.83 $ 23.18 $ 23.39 Net income available to common shareholders $ 2,503 Return on tangible common equity (annualized) 4.40 %  Consolidated Efficiency Ratio For the Three Months Ended, (Dollars in thousands) June 30, 2024 September 30, 2024 December 31, 2024 March 31, 2025 June 30, 2025 Non-interest expense $ 19,001 $ 19,368 $ 20,427 $ 19,361 $ 19,099 Less: OREO expenses and write-downs 29 35 1,222 (80) 53 Adjusted non-interest expense $ 18,972 $ 19,333 $ 19,205 $ 19,441 $ 19,046 Net interest income $ 15,778 $ 15,568 $ 16,908 $ 17,453 $ 17,884 Non-interest income 6,972 6,972 6,459 7,345 6,305 Less: unrealized (loss) gain recognized on equity securities (2) 24 (49) 11 3 Less: net (loss) gain on loans accounted for under the fair value option (315) (233) (149) 6 26 Less: net (loss) gain on loans held for sale — — (222) 222 — Adjusted non-interest income $ 7,289 $ 7,181 $ 6,879 $ 7,106 $ 6,276 Adjusted total income $ 23,067 $ 22,749 $ 23,787 $ 24,559 $ 24,160 Efficiency ratio 82.25% 84.98% 80.74% 79.16% 78.83%

157 180 196 164 166 168 62 94 111 154 161 132 122 125 129 76 78 86 255 255 255 Chart color Table color Special Headlines Slide Headlines / Text on light background Primary Colors Secondary Colors Primary Background / Call Out Boxes / Text on dark background Chart color Table Color Tertiary Colors Chart color Table Color Chart Color Chart Color Approved Fonts AaBbCc 123 Lora (bold) Slide Headlines / Special Headlines AaBbCc 123 Lato (regular, bold, italics) Body Copy / Subheadings / Small Text Descriptions 17 Non-GAAP Reconciliation Wealth Management Gross Revenue For the Three Months Ended, (Dollars in thousands) June 30, 2024 September 30, 2024 December 31, 2024 March 31, 2025 June 30, 2025 Total income before non-interest expense $ 18,242 $ 20,296 $ 23,540 $ 23,468 $ 20,919 Less: unrealized (loss) gain recognized on equity securities (2) 24 (49) 11 3 Less: net (loss) gain on loans accounted for under the fair value option (315) (233) (149) 6 26 Less: net (loss) gain on loans held for sale at fair value — — (222) 222 — Plus: provision for (release of) credit losses 2,334 501 (974) 80 1,773 Gross revenue $ 20,893 $ 21,006 $ 22,986 $ 23,309 $ 22,663 Mortgage Gross Revenue For the Three Months Ended, (Dollars in thousands) June 30, 2024 September 30, 2024 December 31, 2024 March 31, 2025 June 30, 2025 Total income before non-interest expense $ 2,174 $ 1,743 $ 801 $ 1,250 $ 1,497 Gross revenue $ 2,174 $ 1,743 $ 801 $ 1,250 $ 1,497  Consolidated Gross Revenue For the Three Months Ended, (Dollars in thousands) June 30, 2024 September 30, 2024 December 31, 2024 March 31, 2025 June 30, 2025 Total income before non-interest expense $ 20,416 $ 22,039 $ 24,341 $ 24,718 $ 22,416 Less: unrealized (loss) gain recognized on equity securities (2) 24 (49) 11 3 Less: net (loss) gain on loans accounted for under the fair value option (315) (233) (149) 6 26 Less: net (loss) gain on loans held for sale at fair value — — (222) 222 — Plus: provision for (release of) credit losses 2,334 501 (974) 80 1,773 Gross revenue $ 23,067 $ 22,749 $ 23,787 $ 24,559 $ 24,160

157 180 196 164 166 168 62 94 111 154 161 132 122 125 129 76 78 86 255 255 255 Chart color Table color Special Headlines Slide Headlines / Text on light background Primary Colors Secondary Colors Primary Background / Call Out Boxes / Text on dark background Chart color Table Color Tertiary Colors Chart color Table Color Chart Color Chart Color Approved Fonts AaBbCc 123 Lora (bold) Slide Headlines / Special Headlines AaBbCc 123 Lato (regular, bold, italics) Body Copy / Subheadings / Small Text Descriptions 18 Non-GAAP Reconciliation Pre-tax, Pre-Provision Net Income For the Three Months Ended, (Dollars in thousands) June 30, 2024 March 31, 2025 June 30, 2025 Income before income taxes $ 1,415 $ 5,357 $ 3,317 Plus: provision for credit losses 2,334 80 1,773 Pre-tax, pre-provision net income $ 3,749 $ 5,437 $ 5,090 Allocation of the Allowance for Credit Losses (ACL) As of June 30, 2025 December 31, 2024 (Dollars in thousands) ACL Amount % of Loans % of ACL %(1) ACL Amount % of Loans % of ACL %(1) Commercial: Construction and Development $ 3,651 1.4% 19.2% 10.1% $ 5,184 1.7% 28.3% 13.0 % Non-Owner Occupied CRE 4,323 0.7 22.7 25.8 4,340 0.7 23.7 25.3 Owner Occupied CRE 737 0.4 3.9 7.7 654 0.4 3.5 7.1 Commercial and Industrial 3,431 1.4 18.1 9.4 2,357 1.1 12.9 9.1 Total Commercial 12,142 0.9 63.9 53.0 12,535 1.0 68.4 54.5 Consumer: Cash, Securities and Other 1,150 0.7 6.1 6.4 410 0.3 2.2 5.0 Consumer and Other 158 1.0 0.8 0.6 185 1.1 1.0 0.7 1-4 Family Residential 5,544 0.5 29.2 40.0 5,200 0.5 28.4 39.8 Total Consumer 6,852 0.6 36.1 47.0 5,795 0.5 31.6 45.5 Total allowance for credit losses $ 18,994 0.7% 100% 100% $ 18,330 0.8% 100% 100% (1) Represents the percentage of loans to total loans in the respective category